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                                                                    EXHIBIT 99.1


                                 CERTIFICATION
                         Accompanying Form 11-K Report
                   for the First Industrial, L.P. 401(K) Plan
           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
             (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b))


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Annual Report on Form 11-K for the period ended December 31, 2002 of the First Industrial, L.P. 401(K) Plan (the "Plan") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and income and changes in plan equity of the Plan.

                                      FIRST INDUSTRIAL, L.P.,
                                      as Plan Administrator
                                      (equivalent to chief executive officer
                                      and chief financial officer of the Plan)

                                      By:  FIRST INDUSTRIAL REALTY TRUST, INC.,
                                           as sole general partner of First
                                           Industrial, L.P.


Dated:  June 30, 2003                 /s/ MICHAEL W. BRENNAN
                                      --------------------------------
                                      Michael W. Brennan
                                      Chief Executive Officer
                                      of First Industrial Realty Trust, Inc.

Dated:  June 30, 2003                 /s/ MICHAEL J. HAVALA
                                      --------------------------------
                                      Michael J. Havala
                                      Chief Financial Officer
                                      of First Industrial Realty Trust, Inc.


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE COMPANY AND WILL BE RETAINED BY THE COMPANY AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.